BRANDYWINE ADVISORS FUND


MANAGED BY FRIESS ASSOCIATES, LLC       SEMI-ANNUAL REPORT       MARCH 31, 2002

DEAR FELLOW SHAREHOLDERS:

   PeopleSoft dropped 33 percent April 2, down 12 points on its announcement that March-quarter revenues would be as low as $130 million rather than the $160 million the company predicted in January. We're grateful your research team sold PeopleSoft in February after calls with potential software purchasers made us skeptical that the company could meet its forecast.

   Brandywine Advisors retraced 0.46 percent in the March quarter, faring better than the Investor's Business Daily Mutual Fund Index and the Lipper mid-cap growth category, both of which fell 2.90 percent.

   Like other recent periods, these results show that the Fund dodged trouble. The Nasdaq Composite Index, for instance, dropped 5.39 percent in the quarter. The Nasdaq Telecom Index plunged 26.57 percent.

   For the last twelve months the Fund is down 6.89 percent, but since inception, the Fund's 17.46 percent drop (12.69 percent annualized) beats the S&P 500 and Nasdaq Industrials Indexes as shown below.

                 Brandywine Advisors Fund Outpaces Key Indexes
                      Since its October 31, 2000 Inception

                    Brandywine Advisors Fund         -17.46%
                    S&P 500 Index                    -18.26%
                    Nasdaq Industrials Index         -23.62%

   Past performance is no guarantee of future results. The principal value and investment return of an investment will fluctuate so that when redeemed an investor's shares may be worth more or less than their original cost.

   At the same time, however, the Fund has not fully participated in periodic market surges. Here's why:

   We didn't sidestep every landmine. The "Thorns" section on page six details the most notable examples ranked by dollar amounts for the Fund.

   More importantly, the market hasn't favored our earnings-driven style, as we saw in the December quarter when earnings-challenged technology stocks soared. Some indexes in the March quarter, including the S&P MidCap and Russell 2000, up
6.46 and 3.98 percent, posted gains as investors migrated to economically sensitive companies on the heels of positive economic data. Many index components rose on speculation that earnings growth would eventually follow the improving economic backdrop.

   Metals, timber products, auto manufacturers, steel and railroads were among the market's best-performing sectors, according to Dow Jones. Evidence of tangible earnings growth drives your team's decisions, not upward revisions to
------------------------
quarterly GDP numbers. Most companies in these industrial sectors grow too
          -----------
slowly to earn a spot in the Fund.

THREE-QUARTERS OF BRANDYWINE ADVISORS' HOLDINGS EXCEEDED EARNINGS EXPECTATIONS IN THEIR MOST RECENTLY REPORTED QUARTER.

   Investors continue to fixate on the state of "the market." When negative sentiment dominates, earnings stumbles meet harsh reactions, and the Brandywine Funds tend to hold well because of the high earnings quality of their holdings. When the market mood is upbeat, investors favor far-off possibilities such as the return to go-go days for tech stocks in the December quarter. Brandywine Advisors Fund doesn't typically keep up during speculative surges because it focuses on companies delivering strong earnings now regardless of the backdrop.

   The average Fund holding is expected to grow earnings 23 percent this year, or more than twice the rate of the average S&P 500 Index component. Plus, the Fund's holdings sell at about 21 times 2002 consensus earnings estimates on average, versus nearly 23 times for the index. While others speculate on when this or that sector will turn, we find the individual companies out there growing earnings and exceeding expectations.

   Brandywine Advisors holding AutoZone, for example, more than doubled February-quarter earnings, coming in 16 percent above estimates. L-3 Communications topped earnings estimates every quarter of 2001 on its way to 23 percent earnings growth. L-3 is expected to grow earnings 53 percent this year, and the stock is up 26 percent in Brandywine Advisors from its September purchase through March 31.

   Three-quarters of Brandywine Advisors' holdings exceeded earnings expectations in their most recently reported quarter, according to Baseline. Over the past six weeks, analysts revised earnings estimates higher for one-fourth of the companies in the portfolio.

   The overall characteristics of the portfolio demonstrate that your team is still successfully executing its mission to isolate reasonably priced, rapidly growing companies with good prospects to top Wall Street earnings expectations. Recently that translated into capital preservation rather than appreciation given that the importance of earnings in the collective investor mindset seems to wane as broad conditions show signs of improvement.

   Economic improvement does not guarantee that "the stock market" will rise. Alan Greenspan first warned against "irrational exuberance" in 1996 when prices for the stocks in the S&P 500 traded at about 19 times trailing earnings. In March, the index traded at more than 25 times the 2001 earnings results of its components. Whether you agree a recession occurred or not, the economic downturn was brief, and stocks as a group did not suffer so much that they now represent screaming bargains amid renewed economic prospects.

   The consumer, with some substantial prodding by the Fed, almost single-handedly enabled the economy to avert disaster, most notably through demand for housing. The big-ticket spending continues, with single-family housing starts rising 7.2 percent in February. February existing home sales, while down from January's record pace, soared 11.6 percent from the same month in 2001. This torrid level of activity is unsustainable, especially as interest rates climb.

   Much of the current upturn is production-led, with companies replenishing drawn-down inventories. The theory goes that this replenishment will expand profit margins as economies of scale improve and spur job growth as production ramps up, fueling a self-fulfilling situation in which the newly hired add an economic kick just as companies are becoming more profitable. The economy could just as easily stall after this round of inventory building if end demand does not improve. Corporate spending trends will be increasingly important as the year progresses.

   Whether investors in the current climate choose to believe it or not, earnings matter all the time. As we embark on the June quarter, we carry strong reason to believe that earnings will play an increasingly central role in stock-price movements, up and down.

   While the Middle East conflict and its potential to further impact oil prices remain wildcards, "Enronitis" and a growing desire to see individual-company results confirm recent positive economic data position investors to zero in on companies with high-quality earnings like no other time in the recent past. Valuations present challenges in some areas, but not among the reasonably priced companies in the Fund.

   Thanks for your long-term focus. We look forward to growing your assets in the months and years ahead. Best wishes for a great spring from your entire Friess team.

   God Bless!

   /s/Foster Friess

   Foster Friess
   President

CAPITAL GAINS UPDATE . . .

   There are currently no indications of a distribution to be made this year.
As of March 31, 2002, Brandywine Advisors Fund shareholders could realize gains of approximately $.70 per share before receiving a taxable distribution. Obviously this amount will change before the end of the fiscal year, September 30, 2002, when the distribution is determined. We'll continue to provide updates throughout the year to assist with your tax-planning efforts.

OMNICARE, OCR

   There are less than 200,000 licensed pharmacists in the nation and, despite rising demand from an aging U.S. population, the industry expects fewer new pharmacists in the next decade than the last one. Because of lower pay and high staff turnover, nursing homes are in a particular bind amid this tight supply. That's where Omnicare comes in.

   NYSE-listed Omnicare is the largest provider of pharmacy services to long-term care and assisted living facilities. It formulates and dispenses drugs, maintains computerized medical records and handles administrative issues. With over 700,000 patients using its services, Omnicare serves more than twice as many patients as its nearest competitor.

   The company's scale gives it negotiating leverage with insurers and drug makers. It also gives Omnicare the financial wherewithal to branch out into additional services such as providing on-site dialysis treatments. Plus, Omnicare uses its vast database of patient histories, drug interaction data and other information to generate additional revenue from companies developing new drugs such as Eli Lilly.

   December-quarter earnings jumped 35 percent, capping off a calendar-year
2001 in which earnings grew 32 percent. Omnicare grew December-quarter revenues 11 percent to $564 million as more of its customer's patients signed up for drug distribution services. Revenues for the full year were nearly $2.2 billion.

   Your team spoke with Chief Executive Joel Gemunder about recent trends in the industry, which saw a notable number of bankruptcies in recent years. Nursing homes coping with lower Medicare reimbursements have been forced to improve their financial condition to survive, thus bolstering the strength of Omnicare's customer base.

   Your team bought Omnicare at less than 12 times 2002 estimates. Analysts predict the company will grow earnings 52 percent this year.

TRICON GLOBAL RESTAURANTS, YUM

   Polling the family for what everyone prefers for a quick bite to eat usually means someone doesn't get what he or she really wants. If little Elizabeth and her mother both vote for pizza, tough luck on that craving for fried chicken, dad. These situations are becoming less common thanks to Tricon Global Restaurants.

   NYSE-listed Tricon operates Pizza Hut, Taco Bell and KFC quick-service restaurants, with more than 30,000 locations in over 100 countries worldwide. The company generated roughly $7 billion in revenue last year. In an innovative move to reduce costs and offer more variety at its restaurants, Tricon is increasingly emphasizing its multi-branding strategy that combines two or more of its chain's menus at single locations.

   Combined locations save Tricon on utilities, occupancy and labor costs while increasing sales volume per restaurant location. Expenses as a percentage of December-quarter revenue fell 6 percent. The company exceeded December-quarter estimates with 33 percent earnings growth, then advised analysts that their estimates for the March quarter could be as much as 13 percent too low.

   Your team spoke with Chief Financial Officer David Deno about Tricon's efforts to ensure quality food and service at its locations. Company representatives act as "mystery shoppers" by dining as any customer off the street would, after which they rate their experience on multiple fronts and identify whether improvement is needed.

   Tricon in 2000 entered a licensing agreement with Yorkshire Global Restaurants to test multi-branding with Yorkshire's A&W and Long John Silver's chains. The company liked the results so much that in March it agreed to acquire Yorkshire for $320 million, adding burgers, root beer floats and seafood to its offerings.

   Your team bought Tricon at less than 13 times 2002 earnings estimates. Analysts predict the company will grow earnings 31 percent in the March quarter.

                 STOCK OPTION-FUELED EARNINGS ATTRACT SCRUTINY

   Right now companies can choose whether to report the fair market value of stock options as a compensation expense on their income statements or as a lower-profile footnote to their annual reports. Not surprisingly, most companies favor footnoting. With "Enronitis" in the air, however, legislators are proposing change.

   The Internal Revenue Code of 1986 allows companies to take tax deductions at the time option holders exercise their stock options equal to the difference between the market price of the stock and the exercise price of the option. The benefit of those deductions reduces the tax liability otherwise payable to the IRS, thus boosting operating cash flow.

                 STOCK OPTIONS EXPENSE AS A PERCENTAGE OF 2000
                     NET INCOME, TECHNOLOGY SECTOR EXAMPLES

                    Cisco Systems                        42%
                    Computer Sciences                     5%
                    EMC                                  10%
                    Hewlett-Packard                      10%
                    Intel                                 8%
                    IBM                                  11%
                    Lucent Technologies                  63%
                    Microsoft                            13%
                    National Semiconductor               11%
                    Oracle                                6%
                    Texas Instruments                     9%
                    Unisys                               19%

Source: Salomon Smith Barney

   So, a company can relegate the expense of options to a footnote in its annual report while preparing financial statements that show the positive influence of options-related tax deductions. A number of Senators in February co-sponsored Senate Bill S-1940, "Ending the Double Standard for Stock Options Act." It proposes amending the Internal Revenue Code so that companies benefit from options-related tax breaks only to the extent that they record options-related expenses in their regularly reported financial statements.

   This is important because options-related compensation expenses could take a bite out of those robust earnings results that make some companies look so attractive, especially in the technology sector where options abound. For example, a Salomon Smith Barney study shows that 17.4 percent of the 2000 net income for tech companies in the S&P 100 Index would be wiped out if you factor in options-related compensation expenses.

   Using 2000 results as a guide, 98 percent of AOL Time Warner's net income would be subject to reduction under the Senate bill's standards! The tax benefit from employee stock-option exercises at Cisco Systems accounted for $2.5 billion of the company's $6.1 billion cash flow from operations in 2000. Forty-two percent of Cisco Systems' net income would be exposed to reduction using the proposed guidelines.

   Other industries covered in the Salomon Smith Barney study would not be impacted as greatly. Net income for 2000 in consumer staples, including Colgate-Palmolive, Gillette and PepsiCo, among others, would fall 4.3 percent. Energy and industrial companies had just 2.4 and 4.2 percent of net income at risk. There were also exceptions in tech, with companies such as Computer Sciences, Oracle and Intel with 5, 6 and 8 percent of 2000 net income exposed.

   A 1993 Financial Accounting Standards Board proposal with guidelines similar to the Senate bill's failed amid corporate outcry against it led by Silicon Valley. But with the treatment of stock options a topic of debate in high-profile bankruptcies such as Enron and Global Crossing, new proposals seeking clearer disclosure regarding option expenses have a much better chance of passing in the current legislative climate.

   The proposed legislation is obviously more meaningful for some companies than others depending on their options-granting practices and the related accounting. Given our individual-company focus and care-ful attention to each company's accounting practices, your team stands ready for any potential changes. We appreciate the opportunity to navigate the market's ever-changing landscape on your behalf.

                            BRANDYWINE ADVISORS FUND

    PERCENT CHANGES IN TOP TEN HOLDINGS FROM BOOK COST AS OF MARCH 31, 2002

  1.  Limited, Inc.                                                       1.4%
  2.  AutoZone, Inc.                                                      5.8%
  3.  L-3 Communications Holdings, Inc.                                  25.9%
  4.  AmerisourceBergen  Corp.                                            1.4%
  5.  Cytyc Corp.                                                        14.3%
  6.  Scientific-Atlanta, Inc.                                           -6.7%
  7.  THQ Inc.                                                            2.7%
  8.  Nike, Inc. Cl B                                                    10.1%
  9.  Coach, Inc.                                                        10.7%
 10.  Boston Scientific Corp.                                             3.9%

                                  EARNINGS GROWTH

                           YOUR COMPANIES        23%
                           S&P 500               11%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2002 VS 2001

    ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE, MARCH 31,
                                     2002.

                     THE PORTFOLIO'S MARKET CAPITALIZATION

                                    MID CAP
                           $1 billion to $15 billion
                                     94.7%

                                   SMALL CAP
                                below $1 billion
                                      1.2%

                                      CASH
                                      4.1%

                            TOP TEN INDUSTRY GROUPS

Apparel & Shoe Retailers (12.6%)
Medical Products (9.0%)
Retailing (8.8%)
Food/Restaurants (8.2%)
Medical Services (6.9%)
Software (6.9%)
Health Care Related  (5.6%)
Aerospace/Defense (5.1%)
Financial/Business Services (5.0%)
Insurance (4.5%)
Cash (4.1%)
All Others (23.3%)

                            BRANDYWINE ADVISORS FUND
                        MARCH QUARTER "ROSES AND THORNS"

                           $ GAIN
 BIGGEST $ WINNERS     (IN THOUSANDS)     % GAIN       REASON FOR MOVE
 -----------------     -------------      ------       ---------------

 L-3 Communications
   Holdings, Inc.          $851.4          24.1        The defense contractor gained ground as increased defense spending associated with the war on terrorism fueled stronger-than-expected sales of its military communications equipment and airport security products. December-quarter earnings grew 19 percent, topping consensus estimates.

      Alliant
  Techsystems Inc.         $520.6          32.1        As the leading supplier of ammunition to the Department of Defense, demand for Alliant's consumable munitions increases with the escalating war on terrorism. The company's next-generation military technologies are likely to benefit from proposed defense spending increases. December-quarter earnings beat estimates as revenues surged 68 percent.

    Cytyc Corp.            $506.6          14.4        December-quarter revenues grew 49 percent from year-ago levels as more doctors in the U.S. and abroad used the company's ThinPrep test for cervical cancer. The company also announced plans to acquire rival medical-test manufacturer Digene Corp.

  H&R Block, Inc.          $401.4          10.4        December-quarter earnings jumped to $0.16 per share from $0.03 a year ago, surpassing analysts' expectations by 78 percent. New 2001 tax laws spur demand for H&R Block's core tax-preparation services, allowing the company to raise fees. The Fund sold when shares reached our target price.

 Caremark Rx, Inc.         $385.4          19.6        The  pharmacy  benefits  manager  gained  ground  as more customers  used its mail-order prescription service. Caremark's 64 percent December-quarter earnings growth topped estimates by 10 percent, thanks in part to a 23 percent year-over-year increase in mail-order scripts.

                           $ LOSS
  BIGGEST $ LOSERS     (IN THOUSANDS)     % LOSS       REASON FOR MOVE
  ----------------     -------------      ------       ---------------

     SPX Corp.             $841.4          20.5        The diverse manufacturer grew December-quarter earnings 23 percent. Shares fell with those of other conglomerates following Enron's high-profile collapse due to its acquisition-oriented strategy and accounting complexities. The Fund sold to pursue an idea with greater near-term upside.

   Tellabs, Inc.           $790.7          31.6        The Fund sold shares early in the March quarter on concerns that slowing capital spending on telecom equipment would impact the company despite its established base of large customers. Earnings topped estimates by 50 percent in the December quarter as Tellabs was one of the few large telecommunications equipment suppliers to remain profitable during this time.

Priority Healthcare
     Corp. Cl B            $519.6          26.1        Shares of the distributor of specialty pharmaceuticals fell on news that demand for Schering-Plough's Peg-Intron, which Priority markets as a treatment for hepatitis C, would outstrip supply. December-quarter earnings beat consensus estimates as revenues grew 47 percent.
        Barr
 Laboratories, Inc.        $513.0          16.9        The company experienced delays before launching a generic form of Adderall, a drug used to treat hyperactivity. Additionally, the company's generic Prozac lost market share as similar generics entered the market. The Fund sold Barr during the quarter.

    HealthSouth
       Corp.               $365.2          7.6         The provider of rehabilitative health care and outpatient surgery services grew December-quarter earnings 16 percent. The Fund sold
                                                       HealthSouth on concerns that the company would not be able to sustain this level of growth going forward without diversifying into new segments of the market.

            All gains/losses are calculated on an average cost basis

                            BRANDYWINE ADVISORS FUND
                            STATEMENT OF NET ASSETS
                                 March 31, 2002
                                  (Unaudited)

 SHARES OR                                                            QUOTED
 PRINCIPAL                                                            MARKET
  AMOUNT                                                COST           VALUE
 ---------                                              ----          ------

COMMON STOCKS - 95.9% (A)<F2>

               AEROSPACE/DEFENSE - 5.1%
     21,000    Alliant Techsystems Inc.*<F1>       $  1,601,119   $  2,141,790
     39,100    L-3 Communications
                Holdings, Inc.*<F1>                   3,477,974      4,379,200
                                                   ------------   ------------
                                                      5,079,093      6,520,990

                  THIS SECTOR IS 28.4% ABOVE YOUR FUND'S COST.

               APPAREL & SHOE RETAILERS - 12.6%
     47,000    Abercrombie & Fitch Co.*<F1>           1,409,617      1,447,600
     74,900    American Eagle Outfitters, Inc.*<F1>   2,034,963      1,855,273
     70,000    Coach, Inc.*<F1>                       3,206,625      3,549,700
    300,000    Limited, Inc.                          5,297,262      5,370,000
     64,700    NIKE, Inc. Cl B                        3,527,069      3,882,647
                                                   ------------   ------------
                                                     15,475,536     16,105,220

                  THIS SECTOR IS 4.1% ABOVE YOUR FUND'S COST.

               AUTOMOTIVE RELATED - 3.6%
     66,800    AutoZone, Inc.*<F1>                    4,346,198      4,599,180

                  THIS SECTOR IS 5.8% ABOVE YOUR FUND'S COST.

               BUILDING RELATED - 0.9%
     43,300    Masco Corp.                            1,065,093      1,188,585

                  THIS SECTOR IS 11.6% ABOVE YOUR FUND'S COST.

               COMMUNICATIONS EQUIPMENT/SERVICES - 3.9%
     46,200    Garmin Ltd.*<F1>                         914,238      1,058,904
    169,000    Scientific-Atlanta, Inc.               4,185,948      3,903,900
                                                   ------------   ------------
                                                      5,100,186      4,962,804

                  THIS SECTOR IS 2.7% BELOW YOUR FUND'S COST.

               COMPUTER/ELECTRONICS - 2.9%
     47,100    Computer Sciences Corp.*<F1>           2,224,069      2,390,325
     62,600    Vishay Intertechnology, Inc.*<F1>      1,318,919      1,273,284
                                                   ------------   ------------
                                                      3,542,988      3,663,609

                  THIS SECTOR IS 3.4% ABOVE YOUR FUND'S COST.

               FINANCIAL/BUSINESS SERVICES - 5.0%
     58,200    AmSouth Bancorp.                       1,198,430      1,279,236
     22,200    The BISYS Group, Inc.*<F1>               699,130        782,550
     25,300    Catalina Marketing Corp.*<F1>            915,536        923,450
     47,100    Metris Companies Inc.                  1,179,684        942,000
     32,900    NDCHealth Corp.                        1,097,474      1,197,231
     27,700    SEI Investments Co.                    1,248,198      1,185,837
                                                   ------------   ------------
                                                      6,338,452      6,310,304

                  THIS SECTOR IS 0.4% BELOW YOUR FUND'S COST.

               FOOD/RESTAURANTS - 8.2%
     32,900    Applebee's International, Inc.         1,177,681      1,194,270
     11,900    CBRL Group, Inc.                         328,644        338,793
     36,000    Darden Restaurants, Inc.               1,355,846      1,461,240
     66,300    Kellogg Co.                            2,101,304      2,225,691
    100,000    Pepsi Bottling Group, Inc.             2,473,607      2,587,000
     14,200    Tricon Global Restaurants, Inc.*<F1>     690,638        834,676
     49,700    Wendy's International, Inc.            1,439,072      1,738,506
                                                   ------------   ------------
                                                      9,566,792     10,380,176

                  THIS SECTOR IS 8.5% ABOVE YOUR FUND'S COST.

               HEALTH CARE RELATED  - 5.6%
     60,300    AmerisourceBergen Corp.                4,062,798      4,118,490
     15,000    Express Scripts, Inc.*<F1>               649,360        863,850
     24,000    Fisher Scientific
                 International Inc.*<F1>                674,009        674,400
     56,600    Priority Healthcare Corp. Cl B*<F1>    1,885,705      1,472,166
                                                   ------------   ------------
                                                      7,271,872      7,128,906

                  THIS SECTOR IS 2.0% BELOW YOUR FUND'S COST.

               HOME/OFFICE RELATED - 2.1%
      9,400    Harman International Industries, Inc.    470,463        463,890
     81,100    IKON Office Solutions, Inc.            1,133,989        950,492
     18,800    Maytag Corp.                             814,152        831,900
      6,700    Mohawk Industries, Inc.*<F1>             398,258        402,603
                                                   ------------   ------------
                                                      2,816,862      2,648,885

                  THIS SECTOR IS 6.0% BELOW YOUR FUND'S COST.

               INSURANCE - 4.5%
     50,000    Brown & Brown                          1,658,053      1,570,000
     40,100    Old Republic International Corp.       1,115,915      1,281,997
     18,700    RenaissanceRe Holdings, Ltd.           1,785,880      1,926,100
     39,700    Willis Group Holdings Ltd.*<F1>          933,403        980,590
                                                   ------------   ------------
                                                      5,493,251      5,758,687

                  THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

               LEISURE & ENTERTAINMENT - 1.2%
     56,600    Brunswick Corp.                        1,449,156      1,546,312

                  THIS SECTOR IS 6.7% ABOVE YOUR FUND'S COST.

               MACHINERY & MISCELLANEOUS MANUFACTURING - 1.8%
     59,700    AGCO Corp.*<F1>                        1,128,133      1,362,354
     47,800    Pactiv Corp.*<F1>                        801,590        956,956
                                                   ------------   ------------
                                                      1,929,723      2,319,310

                  THIS SECTOR IS 20.2% ABOVE YOUR FUND'S COST.

               MEDICAL/MANAGED CARE - 3.0%
     13,900    Anthem, Inc.*<F1>                        642,232        800,223
     18,400    Coventry Health Care, Inc.*<F1>          358,800        478,400
     21,000    Trigon Healthcare, Inc.*<F1>           1,430,905      1,550,220
     15,000    WellPoint Health Networks Inc.*<F1>      907,357        955,050
                                                   ------------   ------------
                                                      3,339,294      3,783,893

                  THIS SECTOR IS 13.3% ABOVE YOUR FUND'S COST.

               MEDICAL PRODUCTS - 9.0%
     20,200    Allergan, Inc.                         1,496,309      1,305,930
    110,900    Apogent Technologies Inc.*<F1>         2,820,332      2,737,012
    137,000    Boston Scientific Corp.*<F1>           3,308,326      3,437,330
    150,000    Cytyc Corp.*<F1>                       3,533,435      4,038,000
                                                   ------------   ------------
                                                     11,158,402     11,518,272

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

               MEDICAL SERVICES - 6.9%
     90,600    AdvancePCS*<F1>                        2,749,847      2,726,154
    120,800    Caremark Rx, Inc.*<F1>                 1,840,479      2,355,600
     17,000    Charles River Laboratories
                International, Inc.*<F1>                559,054        527,000
     26,100    DENTSPLY International Inc.              870,596        967,266
     49,500    Omnicare, Inc.                         1,146,799      1,281,555
     30,000    Province Healthcare Co.*<F1>             921,170        953,100
                                                   ------------   ------------
                                                      8,087,945      8,810,675

                  THIS SECTOR IS 8.9% ABOVE YOUR FUND'S COST.

               PHARMACEUTICALS - 3.1%
     60,500    Biovail Corp.*<F1>                     2,916,284      3,023,790
     52,000    SICOR Inc.*<F1>                          893,868        888,160
                                                   ------------   ------------
                                                      3,810,152      3,911,950

                  THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

               RETAILING - 8.8 %
     46,600    Barnes & Noble, Inc.*<F1>              1,356,918      1,444,134
     52,000    Blockbuster Inc.                       1,239,249      1,220,440
     69,200    Borders Group, Inc.*<F1>               1,524,842      1,654,572
     35,000    Furniture Brands
                 International, Inc.*<F1>             1,353,119      1,275,750
     44,300    Michaels Stores, Inc.*<F1>             1,340,454      1,674,540
     21,200    PETCO Animal Supplies, Inc.*<F1>         407,731        500,108
     51,600    Pier 1 Imports, Inc.                   1,057,957      1,062,444
     52,000    Williams-Sonoma, Inc.*<F1>             2,287,496      2,391,480
                                                   ------------   ------------
                                                     10,567,766     11,223,468

                  THIS SECTOR IS 6.2% ABOVE YOUR FUND'S COST.

               SEMICONDUCTOR MANUFACTURING - 0.5%
     36,200    Lattice Semiconductor Corp.*<F1>         757,135        634,586

                  THIS SECTOR IS 16.2% BELOW YOUR FUND'S COST.

               SOFTWARE - 6.9%
     63,200    Activision, Inc.*<F1>                  1,598,896      1,885,256
     21,900    Autodesk, Inc.                           871,162      1,022,511
     15,500    Cognos, Inc.*<F1>                        418,280        425,475
     40,900    Intuit Inc.*<F1>                       1,592,107      1,568,924
     79,200    THQ Inc.*<F1>                          3,785,358      3,888,720
                                                   ------------   ------------
                                                      8,265,803      8,790,886

                  THIS SECTOR IS 6.4% ABOVE YOUR FUND'S COST.

               TRANSPORTATION RELATED - 0.3%
     19,933    Werner Enterprises, Inc.                 418,725        417,596

                  THIS SECTOR IS 0.3% BELOW YOUR FUND'S COST.

                                                   ------------   ------------
               Total common stocks                  115,880,424    122,224,294

SHORT-TERM INVESTMENTS - 5.0% (A)<F2>

               COMMERCIAL PAPER - 3.9%
 $5,000,000    Salomon Smith Barney Holdings Inc.,
               due 04/01/02, discount of 1.82%        5,000,000      5,000,000

               VARIABLE RATE DEMAND NOTES - 1.1%
     13,310    American Family Financial Services        13,310         13,310
    482,306    Wisconsin Electric Power Co.             482,306        482,306
    855,000    Wisconsin Corporate Central
                Credit Union                            855,000        855,000
                                                   ------------   ------------
               Total variable rate demand notes       1,350,616      1,350,616
                                                   ------------   ------------
               Total short-term investments           6,350,616      6,350,616
                                                   ------------   ------------
               Total investments                   $122,231,040    128,574,910
                                                   ------------
                                                   ------------
               Liabilities, less cash and
               receivables (0.9%) (A)<F2>                           (1,199,524)
                                                                  ------------
                NET ASSETS                                        $127,375,386
                                                                  ------------
                                                                  ------------
               Net Asset Value Per Share ($0.01
               par value 100,000,000 shares
               authorized), offering and
               redemption price ($127,375,386 /
               4,725,894 shares outstanding)                             $8.65
                                                                         -----
                                                                         -----

  *<F1>   Non-dividend paying security.
(a)<F2>   Percentages for the various classifications relate to net assets.

                            STATEMENT OF OPERATIONS
              For the Six Months Ended March 31, 2002 (Unaudited)

INCOME:
   Dividends                                                       $   137,865
   Interest                                                             33,187
                                                                   -----------
       Total income                                                    171,052
                                                                   -----------

EXPENSES:
   Management fees                                                     378,857
   Distribution fees                                                    94,714
   Registration fees                                                    51,135
   Professional fees                                                    19,062
   Custodian fees                                                       15,113
   Printing and postage expense                                         12,093
   Administrative services                                              11,000
   Transfer agent fees                                                   8,538
   Board of Directors fees                                               5,998
   Other expenses                                                        6,734
                                                                   -----------
       Net expenses                                                    603,244
                                                                   -----------
NET INVESTMENT LOSS                                                   (432,192)
                                                                   -----------
NET REALIZED LOSS ON INVESTMENTS                                    (4,971,054)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               5,734,851
                                                                   -----------
NET GAIN ON INVESTMENTS                                                763,797
                                                                   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $   331,605
                                                                   -----------
                                                                   -----------

  The accompanying notes to financial statements are an integral part of these statements.

                            BRANDYWINE ADVISORS FUND
                      STATEMENTS OF CHANGES IN NET ASSETS
              For the Six Months Ended March 31, 2002 (Unaudited)
                    and For the Period From October 1, 2000
                          (Commencement of Operations)
                             to September 30, 2001

                                                                                           2002                 2001
                                                                                           ----                  ----

Operations:
     Net investment loss                                                                $   (432,192)        $  (255,117)
     Net realized loss on investments                                                     (4,971,054)         (5,126,437)
     Net increase in unrealized appreciation on investments                                5,734,851             609,019
                                                                                        ------------         -----------
          Net increase (decrease) in net assets resulting from operations                    331,605          (4,772,535)
                                                                                        ------------         -----------

FUND SHARE ACTIVITIES:
     Proceeds from shares issued (11,912,836 and 3,246,665 shares, respectively)         103,651,372          31,917,106
     Cost of shares redeemed (385,644 and 47,963 shares, respectively)                    (3,294,491)           (457,671)
                                                                                        ------------         -----------
          Net increase in net assets derived from Fund share activities                  100,356,881          31,459,435
                                                                                        ------------         -----------
          TOTAL INCREASE                                                                 100,688,486          26,686,900

NET ASSETS AT THE BEGINNING OF THE PERIOD                                                 26,686,900                   0
                                                                                        ------------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                     $127,375,386         $26,686,900
                                                                                        ------------         -----------
                                                                                        ------------         -----------

                              FINANCIAL HIGHLIGHTS
 (Selected Data for each share of the Fund outstanding throughout each period)

                                                                                                  FOR THE PERIOD
                                                            FOR THE SIX       FOR THE PERIOD         10/01/00
                                                           MONTHS ENDED          10/31/00          (COMMENCEMENT
                                                          MARCH 31, 2002     (EFFECTIVE DATE)     OF OPERATIONS)
                                                            (UNAUDITED)       THROUGH 9/30/01    THROUGH 10/31/00
                                                          --------------      ---------------    ----------------

PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $8.34              $10.48              $10.00

Income from investment operations:
  Net investment loss(1)<F5>                                   (0.05)              (0.08)               0.00
  Net realized and unrealized (losses) gains
    on investments                                              0.36               (2.06)               0.48
                                                               -----              ------              ------
Total from investment operations                                0.31               (2.14)               0.48

Less distributions:
  Dividend from net investment income                             --                  --                  --
  Distribution from net realized gains                            --                  --                  --
                                                               -----              ------              ------
Total from distributions                                          --                  --                  --
                                                               -----              ------              ------
Net asset value, end of period                                 $8.65              $ 8.34              $10.48
                                                               -----              ------              ------
                                                               -----              ------              ------

TOTAL INVESTMENT RETURN                                          3.7%*<F3>         (20.4%)*<F3>          4.8%*<F3>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                       127,375              26,687              26,456
Ratio of expenses to average net assets                         1.58%**<F4>         1.68%**<F4>         1.73%**<F4>
Ratio of net investment loss
  to average net assets                                         (1.1%)**<F4>        (0.9%)**<F4>        (0.6%)**<F4>
Portfolio turnover rate                                        144.4%              264.5%               20.6%

  *<F3>   Not Annualized.
 **<F4>   Annualized.
(1)<F5> In 2002, net investment loss per share was calculated using average shares outstanding. In all other periods, net investment loss per share was calculated using ending balances prior to consideration of adjustments for book and tax differences.

  The accompanying notes to financial statements are an integral part of these statements.

                         NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2002
                                  (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies of Brandywine Advisors Fund (the "Fund"). The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 and is a series of the Brandywine Blue Fund, Inc. (the "Blue Fund"). The Blue Fund was incorporated under the laws of Maryland on November 13, 1990. The Fund was privately offered from October 1, 2000 (commencement of operations) to October 31, 2000 (effective date), the date shares were first offered to the public. The assets and liabilities of each fund are segregated and a shareholder's interest is limited to the fund in which the shareholder owns shares. The investment objective of the Fund is to produce capital appreciation principally through investing in common stocks.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments (securities with maturities of 60 days or less) are valued at amortized cost which approximates quoted market value. For financial reporting purposes, investment transactions are recorded on trade date. Cost amounts, as reported on the statement of net assets, are substantially the same for Federal income tax purposes.

     (b) Net realized gains and losses on common stock are computed on the identified cost basis.

     (c) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $155,150 of a capital loss carryover which expires September 30, 2009. To the extent the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover. The Fund has $4,894,303 of post-October losses, which are deferred for tax purposes until the year ending September 30, 2002.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Fund has investments in short-term variable rate demand notes, which are unsecured instruments. The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Fund's policy is to monitor the creditworthiness of the issuer and the Fund does not anticipate nonperformance by these counterparties.

     (f) Generally accepted accounting principles require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital account.

     (g) The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

     The Fund has a management agreement with Friess Associates, LLC (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund will pay the Adviser a monthly management fee at the annual rate of one percent (1%) on the daily net assets of the Fund. Also, the Adviser is reimbursed for administrative services rendered to the Fund by a consultant paid by the Adviser.

     The Adviser entered into a sub-advisory agreement with Friess Associates of Delaware, LLC (the "Sub-Adviser"), to assist it in the day-to-day management of the Fund. The Adviser and, if so delegated, the Sub-Adviser supervise the investment portfolio of the Fund, directing the purchase and sale of investment securities in the day to day management of the Fund. The Adviser pays the Sub-Adviser a fee equal to 110% of the monthly expenses the Sub-Adviser incurs in performing its services as Sub-Adviser.

     Each Director who is not affiliated with the Fund receives an annual fee for service as a Director and is eligible to participate in a deferred compensation plan with respect to these fees. Participants in the plan may designate their deferred Director's fees as if invested in the Fund. The value of each Director's deferred compensation account will increase or decrease as if it were invested in shares of the Fund. The Fund maintains its proportionate share of the Fund's liability for deferred fees.

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of the Fund's average net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

(3)  DISTRIBUTION TO SHAREHOLDERS

     Net investment income and net realized gains, if any, will be distributed to shareholders.

(4)  INVESTMENT TRANSACTIONS

     For the period ending March 31, 2002, purchases and proceeds of sales of investment securities (excluding short-term investments) for the Fund were $211,293,146 and $114,606,030, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

     As of March 31, 2002, liabilities of the Fund included the following:

     Payable to brokers for investments purchased                 $  1,975,040
     Payable to Adviser for management fees                            107,394
     Deferred compensation plan for Directors                            9,480
     Other liabilities                                                 144,476

(6)  SOURCES OF NET ASSETS

     As of March 31, 2002, the sources of net assets were as follows:

     Fund shares issued  and outstanding                          $131,129,007
     Net unrealized appreciation on investments                      6,343,870
     Accumulated net realized losses                               (10,097,491)
                                                                  ------------
                                                                  $127,375,386
                                                                  ------------
                                                                  ------------

     Aggregate net unrealized appreciation as of March 31, 2002 consisted of the following:

     Aggregate gross unrealized appreciation                      $  8,785,638
     Aggregate gross unrealized depreciation                        (2,441,768)
                                                                  ------------
     Net unrealized appreciation                                  $  6,343,870
                                                                  ------------
                                                                  ------------

(7)  MATTERS SUBMITTED TO A SHAREHOLDER VOTE

     At a special meeting of shareholders of the Fund held on October 24, 2001, shareholders approved the following proposals:

     To elect eight members to the Fund's Board of Directors;

     Director                                       Affirmative        Withhold
     --------                                       -----------        --------
     Robert F. Birch                               2,609,331.135          0
     William F. D'Alonzo                           2,609,331.135          0
     Foster S. Friess                              2,609,331.135          0
     Charles Quentin Sweeting Jackson              2,609,331.135          0
     Stuart A. McFarland                           2,609,331.135          0
     W. Richard Scarlett, III                      2,609,331.135          0
     Marvin N. Schoenhals                          2,609,331.135          0
     James W. Zug                                  2,609,331.135          0

     To approve a new Investment Advisory Agreement between the Fund and the Adviser for the Fund;
                                                        For            Against
                                                    ----------         -------
                                                   2,609,331.135          0

     To approve a Sub-Advisory Agreement between the Fund, the Adviser and Friess Associates of Delaware, LLC for the Fund;
                                                        For            Against
                                                    ----------         -------
                                                   2,609,331.135          0

     To ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Fund;
                                                        For            Against
                                                    ----------         -------
                                                   2,609,331.135          0

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                             Boston, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Wilmington, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                        Nuclear Electric Insurance Ltd.
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                           Philadelphia, Pennsylvania

                      P.O. Box 4166, Greenville, DE  19807
   (800) 656-3017          www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser:  FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian:  U.S. BANK INSTITUTIONAL TRUST AND CUSTODY
Transfer Agent:  U.S. BANCORP FUND SERVICES, LLC
Independent Accountants:  PRICEWATERHOUSECOOPERS LLP
Legal Counsel:  FOLEY & LARDNER
Distributor:  QUASAR DISTRIBUTORS, LLC

OFFICERS: Foster S. Friess, President and Treasurer; Lynda Campbell, Vice President and Secretary; William D'Alonzo, Vice President; Carl Gates, Vice President; and Paul Robinson, Vice President

Report Editor:  Rebecca Schuster
Report Staff:  Chris Aregood, Dave Marky, Adam Rieger

     This material must be preceded or accompanied by the current Brandywine Advisors Fund prospectus. Past performance does not guarantee future results.
                           ---------------------------------------------------
The principal value and investment return of an investment will fluctuate so that when redeemed, an investor's shares may be worth more or less than their original cost. Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Fund as of 3/31/02, unless listed in the accompanying financial statements.

     The Investor's Business Daily (IBD) Mutual Fund Index consists of 23 funds selected by IBD. Funds in the index do not necessarily share the same investment objective. The Nasdaq Telecommunications Index consists of 369 stocks of all types of telecommunications companies. The Lipper mid-cap growth category tracks funds that invest at least 75% of their equity assets in companies with market capitalizations less than 300% of the dollar weighted median market capitalization of the middle 1000 securities of the S&P SuperComposite 1500 Index, whereas the Lipper large-cap growth category tracks funds that invest the same percentage of their equity assets in companies with market capitalizations greater than 300% of the same subset of the S&P SuperComposite 1500 Index.

     The Russell 2000 Index represents the smallest 2000 of the 3000 largest publicly traded companies in the U.S. equity market. The S&P MidCap Index is a capitalization-weighted index of 400 domestic stocks measuring the performance of the mid-size company segment of the U.S. stock market. The Nasdaq Composite Index is a market-value weighted index that measures all domestic and non-U.S. common stocks listed in the Nasdaq Stock Market. The S&P 500 Index is a market-value weighted index consisting of 500 U.S. stocks chosen for market size, liquidity and industry group representation.

     Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.